MASSMUTUAL FUNDS
MassMutual Core Bond Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Total Return Bond Fund
Supplement dated September 23, 2025 to the
Prospectuses dated February 1, 2025 and February 1, 2025, as Revised on February 5, 2025
This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.
Effective September 15, 2025, the reorganization of each Selling Fund listed in the table below (each, a “Selling Fund”) with and into the corresponding Acquiring Fund listed in the table below (each, an “Acquiring Fund”) occurred pursuant to an Agreement and Plan of Reorganization, approved by the respective Board of Trustees of each Selling Fund and each Acquiring Fund. Each Selling Fund’s assets and liabilities were transferred to the corresponding Acquiring Fund in return for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate value of the assets that it received from its corresponding Selling Fund, less the liabilities it assumed from that corresponding Selling Fund. The Acquiring Fund shares were distributed pro rata to shareholders of the respective Selling Fund, in liquidation of the Selling Fund. Existing shareholders of the Selling Fund thus became shareholders of the applicable Acquiring Fund and received shares of the applicable Acquiring Fund with a value equal to their shares of the Selling Fund at the time of the reorganization.

Selling Funds	Acquiring Funds
MassMutual Total Return Bond Fund (a series of MassMutual Select Funds)	MassMutual Core Bond Fund (a series of MassMutual Premier Funds)
MassMutual Equity Opportunities Fund (a series of MassMutual Select Funds)	MassMutual Diversified Value Fund (a series of MassMutual Select Funds)

Effective September 15, 2025, the following information replaces similar information for the MassMutual Core Bond Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund on page 15 of its Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y
Management Fees(1)	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%	None
Other Expenses	0.07%	0.17%	0.27%	0.37%	0.27%	0.32%	0.27%	0.17%
Total Annual Fund Operating Expenses	0.37%	0.47%	0.57%	0.67%	0.82%	0.87%	1.07%	0.47%
Expense Reimbursement	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	0.33%	0.43%	0.53%	0.63%	0.78%	0.83%	1.03%	0.43%

(1)	Management Fees have been restated to reflect current fees.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.33%, 0.43%, 0.53%, 0.63%, 0.78%, 0.83%, 1.03%, and 0.43% for Classes I, R5, Service, Administrative, R4, A, R3, and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the front-end sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$34	$113	$ 202	$462
Class R5	$44	$145	$ 257	$586
Service Class	$54	$177	$ 313	$708
Administrative Class	$64	$209	$ 368	$829
Class R4	$80	$256	$ 449	$1,008
Class A	$506	$685	$ 881	$1,447
Class R3	$105	$335	$ 585	$1,300
Class Y	$44	$145	$ 257	$586

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-11
PREMPRO-25-12

MASSMUTUAL FUNDS
MassMutual Small Company Value Fund
Supplement dated September 23, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective September 12, 2025 (the “Termination Date”), the MassMutual Small Company Value Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-12
SCV-25-03

MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price International Equity Fund
Supplement dated September 23, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective September 12, 2025 (the “Termination Date”), the MassMutual Select T. Rowe Price International Equity Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination, approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of Class I shares of the Fund received proceeds in proportion to the number of Class I shares held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-13
TRIE-25-04